UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2026

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Unicorn Park Drive

Suite 303

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2026, Replimune Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the three proposals, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 29, 2026.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares (the “Amendment”). The Company’s Board of Directors previously approved the Amendment, subject to shareholder approval at the Annual Meeting and the filing by the Company of a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.

On September 15, 2026, the Company filed the Certificate of Amendment to The Third Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to effect the Amendment, which became effective immediately upon such filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)	Proposal No. 1 – Ratification of Selection of Independent Registered Public Accounting Firm: The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 was ratified.

Votes For	Votes Against	Votes Abstaining
63,434,745	253,953	71,239

(2)	Proposal No. 2 – Say on Pay Proposal: The compensation of the Company’s named executive officers for the fiscal year ended March 31, 2026 was approved on a non-binding advisory basis.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
48,641,528	622,710	55,371	14,440,328

(3)	Proposal No. 3 – Approval of an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares: The proposal to approve an amendment to the Third Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock, par value $0.001 per share, from 150,000,000 shares to 300,000,000 shares was approved by the Company’s stockholders.

Votes For	Votes Against	Votes Abstaining
62,153,709	1,526,174	80,054

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Replimune Group, Inc., as filed with the Secretary of State of the State of Delaware on September 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: September 16, 2026	By:	/s/ Sushil Patel
Sushil Patel
Chief Executive Officer